Exhibit 99.1

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Combined Financial Statements

December 31, 2021 and 2020

Contents

Independent auditor’s report	1-2

Financial statements

Combined balance sheets	3

Combined statements of operations	4

Combined statements of changes in Parent Company net investment	5

Combined statements of cash flows	6

Notes to combined financial statements	7-16

RSM US LLP

Independent Auditor’s Report

Board of Directors

Tuthill Corporation

Opinion

We have audited the combined financial statements of Tuthill Transfer Systems (the Business), which comprise the combined balance sheets as of December 31, 2021 and 2020, the related combined statements of operations, changes in Parent Company net investment, and cash flows for the years then ended, and the related notes to the combined financial statements (collectively, the financial statements).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Business as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the financial statements section of our report. We are required to be independent of the Business and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Business’ ability to continue as a going concern within one year after the date that the financial statements are issued or available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Business’ internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Business’ ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Schaumburg, Illinois

April 22, 2022

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Combined Balance Sheets

December 31, 2021 and 2020

(Amounts in Thousands)

	2021	2020
Assets
Current assets:
Accounts receivable, net	$18,287	$17,186
Inventories	6,571	6,715
Prepaid expenses and other	625	347

Total current assets	25,483	24,248

Property, plant and equipment:
Land and improvements	1,743	1,642
Buildings	7,179	6,991
Machinery, equipment and other	41,003	39,326
Construction in progress	1,970	2,307

	51,895	50,266
Less accumulated depreciation	38,720	35,666

Total property, plant and equipment, net	13,175	14,600

Other assets:
Goodwill	2,865	2,865
Intangible assets, net	844	815

Total other assets	3,709	3,680

Total assets	$42,367	$42,528

Liabilities and Parent Company Net Investment
Current liabilities:
Accounts payable and accrued expenses	$12,984	$10,447
Accrued compensation and related expenses	2,219	1,907

Total current liabilities	15,203	12,354

Deferred income taxes, net	1,325	1,219

Parent Company net investment	25,839	28,955

Total liabilities and Parent Company net investment	$42,367	$42,528

See notes to combined financial statements.

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Combined Statements of Operations

Years Ended December 31, 2021 and 2020

(Amounts in Thousands)

	2021	2020
Net sales	$132,683	$123,616

Costs of good sold:
Cost of goods sold	88,791	80,137
Engineering expenses	2,052	2,192

	90,843	82,329

Gross profit	41,840	41,287
Selling, general and administrative expenses:
Selling expenses	9,224	9,072
General and administrative expenses	14,241	15,060

	23,465	24,132

Operating income	18,375	17,155

Other (expense) income:
Other, net	(4)	11

	(4)	11

Income before income taxes	18,371	17,166
Provision for income taxes	3,845	3,625

Net income	$14,526	$13,541

See notes to combined financial statements.

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Combined Statements of Changes in Parent Company Net Investment

Years Ended December 31, 2021 and 2020

(Amounts in Thousands)

Balance, December 31, 2019	$24,034
Net income	13,541
Net transfers to Parent	(8,620)

Balance, December 31, 2020	28,955
Net income	14,526
Net transfers to Parent	(17,642)

Balance, December 31, 2021	$25,839

See notes to combined financial statements.

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Combined Statements of Cash Flows

Years Ended December 31, 2021 and 2020

(Amounts in Thousands)

	2021	2020
Cash flows from operating activities:
Net income	$14,526	$13,541
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,016	4,020
Deferred income taxes	106	658
Changes in assets and liabilities:
Accounts receivable	(1,101)	(2,898)
Inventories	144	(1,483)
Prepaid expenses and other	(278)	22
Accounts payable and accrued expenses	2,537	3,012
Accrued compensation and related expenses	312	(7)

Net cash provided by operating activities	20,262	16,865

Cash flows from investing activities:
Additions to property, plant and equipment	(2,493)	(8,010)
Purchase of intangible assets	(127)	(235)

Net cash used in investing activities	(2,620)	(8,245)

Cash flows from financing activities:
Net transfers to Parent	(17,642)	(8,620)

Net cash used in financing activities	(17,642)	(8,620)

Net change in cash and cash equivalents	—	—
Cash and cash equivalents:
Beginning	—	—

Ending	$—	$—

See notes to combined financial statements.

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Notes to Combined Financial Statements

(Amounts in Thousands)

Note 1. Basis of Presentation and Summary of Significant Accounting Policies

Description of business: The accompanying combined financial statements present, on a historical cost basis, the combined assets, liabilities, revenues and expenses of Tuthill Transfer Systems (TTS or the Business), a division of Tuthill Corporation (Tuthill or the Parent), a holding company and multinational manufacturer of industrial products. Tuthill Transfer Systems is a manufacturer of fuel transfer pumps and meters manufactured in the United States (US) that sells to global markets in the agriculture, construction, transportation, oil & gas and other and other markets.

Significant accounting policies are as follows:

Basis of presentation: Throughout the periods covered by the combined financial statements, TTS operated as part of Tuthill. Consequently, stand-alone financial statements have not historically been prepared for TTS. The accompanying combined financial statements have been prepared on a combined basis as they represent a portion of Tuthill’s business and not a separate legal entity. The TTS division is comprised of two separate trial balances—TRAN (division located in Fort Wayne, Indiana and Lenexa, Kansas) and TGUK (division located in the United Kingdom (UK)). These combined financial statements are presented on a stand-alone basis and are derived from the consolidated financial statements and accounting records of Tuthill using the historical results of operations and historical cost basis of the assets and liabilities of Tuthill that comprise the TTS division. The combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States (U.S. GAAP). These combined financial statements may not be indicative of the future performance of the TTS division and do not necessarily reflect what the combined results of operations, financial position and cash flows would have been had the TTS division been operated as an independent company during the periods presented.

The combined financial statements consist of TTS products which are operationally and geographically located within the US and the UK.

The combined statements of operations include all associated revenues from the assets being included in the stand-alone financials, and the corporate functional related expenses to generate those revenues (direct, indirect and allocated overhead). These corporate functional related expenses have been allocated to the Business based on direct usage or benefit, where identifiable, with the remainder allocated based on proportionate formulas involving total costs or other various allocation methods that management believes are consistent and reasonable. See Note 5 Relationship with Parent and Related Entities. The allocated costs are deemed to be settled by TTS to the Parent in the period in which the expense was recorded in the combined statements of operations. Current and deferred income taxes and related tax expense have been determined based on the stand-alone results of the Business by applying Accounting Standards Codification (ASC) No. 740, Income Taxes, to TTS’ operations in each country as if it were a separate taxpayer (i.e., following the Separate Return Methodology).

The combined financial statements of TTS will include the historical assets and liabilities of the one identified US division and the UK division, where discrete financial information is available, and where employees and assets are located that support the Business. To the extent a shared asset is primarily used by TTS, the entire asset and any related depreciation were included within the stand-alone financial statements. If TTS is not the primary user of the asset, it was excluded entirely from the combined financial statements, and a representative charge for the usage of the asset was included in the combined statement of operations.

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Notes to Combined Financial Statements

(Amounts in Thousands)

Note 1. Basis of Presentation and Summary of Significant Accounting Policies (Continued)

TTS utilizes the Parent’s centralized processes and systems for cash management. The net results of these cash transactions between TTS and Parent are reflected within Parent Company net investment in the accompanying combined balance sheets. All Parent funding to the TTS Business since inception has been accounted for as a capital contribution from Parent and all cash remittances from the TTS Business to Parent have been accounted for as distributions to Parent, including allocation of Parent expenses and settlement of transactions with Parent, reflected within Parent Company net investment in the combined balance sheets. In addition, Parent Company net investment represents Parent’s interest in the recorded net assets of the Business and represents the cumulative net investment by parent in the Business through the dates presented and includes cumulative operating results.

Intercompany transactions between the TTS divisions were eliminated, and there is no remaining activity between TTS and Tuthill disclosed in the periods presented.

All of the allocations and estimates in the combined financial statements are based on assumptions that management believes are reasonable. However, the combined financial statements included herein may not be indicative of the financial position, results of operations and cash flows of TTS in the future or if the Business had been a separate, stand-alone entity during the periods presented.

Basis of combination: The combined financial statements are presented on a stand-alone basis and include the financial position, statements of operations and cash flows of TTS. All significant intercompany accounts and transactions within TTS have been eliminated in the accompanying combined financial statements. All other intercompany activity identified for inclusion within the combined financial statements, either through specific identification or allocation to the Business, is deemed to have been paid to the Parent in the period the cost was incurred.

Use of estimates: The preparation of combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Parent Company net investment: TTS’ equity on the combined balance sheets represents Parent’s net investment in the Business and is presented as Parent Company net investment in lieu of stockholders’ equity. The statements of changes in Parent Company net investment include net cash transfers and other property transfers between Parent and TTS, as well as intercompany receivables and payables between TTS and other Parent affiliates that were settled on a current basis. Parent performs cash management and other treasury-related functions on a centralized basis for nearly all of its legal entities, which includes TTS.

All transactions reflected in Parent Company net investment in the accompanying combined balance sheets have been considered cash receipts and payments for purposes of the combined statements of cash flows and are reflected as financing activities in the accompanying combined statements of cash flows.

Cash and cash equivalents: TTS participates in the Parent’s centralized cash management and financing programs. (See Note 5).

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Notes to Combined Financial Statements

(Amounts in Thousands)

Note 1. Basis of Presentation and Summary of Significant Accounting Policies (Continued)

Accounts receivable: Accounts receivable are carried at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by identifying troubled accounts and by using historical experience applied to an aging of accounts. Accounts receivable are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded when received. The allowance for doubtful accounts was $144 and $106 at December 31, 2021 and 2020, respectively.

Customers are considered major when sales volume exceeds 10% of total net sales for the year or outstanding receivable balances exceed 10% of current assets. No customers comprise 10% of net sales for the years ended December 31, 2021 and 2020. One customer’s outstanding receivable balance represented 12% of current assets at December 31, 2021 and 2020.

Inventories: Inventories are valued at the lower of cost or net realizable value. Cost of inventories is determined using the last-in, first-out (LIFO) method for TTS’s inventories.

Property, plant and equipment: The Business computes depreciation principally under accelerated methods over the estimated useful lives of the various assets, which average 39 years for buildings and improvements and seven years for machinery and equipment. The depreciation method switches to a straight-line method for certain assets during the year when depreciation expense under the straight-line method exceeds depreciation expense under the accelerated method.

The carrying amount of all long-lived assets is evaluated periodically to determine if an adjustment to the depreciation and amortization period or impairment to the unamortized balance is warranted. Such evaluation is based principally on the expected utilization of the long-lived assets and the projected, undiscounted cash flows of the operations in which the long-lived assets are deployed.

Goodwill: The Business follows the provisions of U.S. GAAP under which goodwill is not amortized but tested annually for impairment. It is the TTS’s policy to perform impairment testing annually on September 30. Goodwill is generally evaluated for impairment using a two-step approach. In the first step, the Business compares the carrying value of the reporting unit to its fair value. If this step identifies a potential impairment, the Business performs the second step to determine the amount of the impairment loss, if any. US GAAP also permits companies to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under this approach, the Business is not required to calculate the fair value of its reporting unit unless it determines, based on the qualitative assessment, that it is more likely than not that the fair value of its reporting unit is less than its carrying amount.

The Business tests the carrying value of goodwill for impairment at a reporting unit level, annually in the fourth quarter of each fiscal year, or whenever an event occurs, or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The Business applied the qualitative approach during 2021 and determined there to be no impairment of goodwill.

Intangible assets: Upon acquisition, identifiable intangible assets are recorded at fair value. Identifiable intangible assets with finite lives are amortized over their estimated useful lives on a straight-line basis. The Business periodically evaluates the amortization methods, rates and remaining amortization periods of the assets, which are dependent upon the economic useful life of the asset. Intangible assets related to patents reflected a cost basis of $1,261 as of December 31, 2021, with accumulated amortization of $417. The cost basis as of December 31, 2020, was $1,134 with accumulated amortization of $319.

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Notes to Combined Financial Statements

(Amounts in Thousands)

Note 1. Basis of Presentation and Summary of Significant Accounting Policies (Continued)

Revenue recognition: TTS recognizes revenue in accordance with ASC Topic 606, Revenue from Contracts with Customers, which provides a five-step model for recognizing revenue from contracts with customers as follows:

•	Identify the contract with a customer.

•	Identify the performance obligations in the contract.

•	Determine the transaction price.

•	Allocate the transaction price to the performance obligations in the contract.

•	Recognize revenue when or as performance obligations are satisfied.

Revenue is recognized when obligations under the terms of a contract with a customer are satisfied; generally, this occurs with the transfer of control of goods at a point in time based on shipping terms and transfer of title. Revenue is measured as the amount of consideration the Business expects to receive in exchange for transferring goods. The amount of consideration received can vary, primarily because of customer incentives or rebate arrangements. The Business estimates variable consideration based on the expected value of total consideration to which it is likely to be entitled based on historical experience and projected market expectations. Included in the estimate is an assessment as to whether any variable consideration is constrained. Revenue estimates are adjusted at the earlier of a change in the expected value of consideration or when the consideration becomes fixed. For all contracts with customers, the Business has not adjusted the promised amount of consideration for the effects of a significant financing component as the period between the transfer of promised goods and the customer’s payment is expected to be one year or less. Sales are made on normal and customary short-term credit terms, generally ranging from 30 to 60 days. Sales, value-added and other taxes the Business collects concurrent with revenue-producing activities are excluded from revenue. The Business expenses incremental costs of obtaining a contract due to the short-term nature of the contracts.

Estimated costs of discounts, based on historical experience, are recognized as a reduction to sales when revenue is recognized. The Business provides customers the right to return eligible products under certain circumstances.

The Business generally accounts for shipping and handling as fulfillment activity, consistent with the timing of revenue recognition; that is, when a customer takes control of the transferred goods. In the event that a customer were to take control of a product upon or after shipment, the Business has made an accounting policy election to treat such shipping and handling activities as fulfillment cost. Shipping and handling fees billed to customers are included in net sales and shipping and handling costs are recognized in cost of goods sold in the same period the related revenue is recognized.

The Business has a wide variety of pumps and meters for fluid dispensing needs that are sold to a variety of customers in multiple end markets. While there are multiple products sold, the nature of the products are similar in terms of the nature of the revenue recognition policies.

Income taxes: Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. TGUK is subject to foreign taxes on their taxable income.

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Notes to Combined Financial Statements

(Amounts in Thousands)

Note 1. Basis of Presentation and Summary of Significant Accounting Policies (Continued)

The Business follows the accounting standard on accounting for uncertainty in income taxes, which addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the combined financial statements. Under this guidance, the Business may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The tax benefits recognized in the combined financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The guidance on accounting for uncertainty in income taxes also addresses derecognition, classification, interest and penalties on income taxes, and accounting in interim periods.

The Business has not recorded a reserve for any tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Tuthill files tax returns in all appropriate jurisdictions, which include a federal tax return and Illinois, as well as numerous other required state and international filings. The results of the Business are included in the Tuthill tax returns. The open tax years for the federal and state returns are 2018, 2019 and 2020, for which the statutes expire in 2022, 2023 and 2024, respectively. When and if applicable, potential interest and penalty costs are accrued as incurred, with expenses recognized in general and administrative expenses in the combined statement of operations. As of December 31, 2021, the Business has no liability for unrecognized tax benefits.

Foreign operations: The financial statements of TGUK are remeasured to U.S. dollars using the period-end exchange rate for assets and liabilities and a weighted average exchange rate for each period for revenues and expenses. The US dollar is the functional currency for TGUK, and translation adjustments for these subsidiaries are recorded in other, net on the combined statement of operations.

Assets located outside the US, net sales and net income recorded by the Company’s foreign subsidiaries were insignificant for the years ended December 31, 2021 and 2020.

Product warranties: The Company has product warranties granted and guaranteed upon sale of certain products. The accruals recorded related to the warranties granted and guaranteed are calculated based upon actual warranty expenditures incurred in relation to the volume of those products sold under warranty. A rollforward of these warranty accruals is as follows:

Warranty accruals—December 31, 2019	$554
Payments made	(1,207)
Increase to provision	1,367

Warranty accruals—December 31, 2020	714
Payments made	(953)
Increase to provision	918

Warranty accruals—December 31, 2021	$679

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Notes to Combined Financial Statements

(Amounts in Thousands)

Note 1. Basis of Presentation and Summary of Significant Accounting Policies (Continued)

Pending accounting pronouncements: In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-02, Leases (Topic 842). The guidance in this ASU supersedes the leasing guidance in Topic 840, Leases. Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. In September 2017, the FASB issued ASU 2017-13, Revenue Recognition (Topic 605), Revenue from Contracts with Customers (Topic 606), Leases (Topic 840) and Leases (Topic 842): Amendments to US Securities and Exchange Commissions (SEC) Paragraphs, which rescinds certain SEC Observer comments and staff announcements from the lease guidance and incorporates SEC staff announcements on the effect of a change in tax law on leveraged leases from ASC 840 into ASC 842. In January 2018, the FASB issued ASU 2018-01, Leases (Topic 842): Land Easement Practical Expedient for Transition to Topic 842, which amends the new lease guidance to add an optional transition practical expedient that permits an entity to continue applying its current accounting policy for land easements that exist or expire before the ASC 842 effective date. In July 2018, the FASB issued ASU 2018-10, Codification Improvements to Topic 842, Leases, which makes narrow scope improvements to the standard for specific issues. In July 2018, the FASB also issued ASU 2018-11, Leases (Topic 842): Targeted Improvements, which provides an optional transition method allowing the standard to be applied at the adoption date. In March 2019, the FASB issued ASU 2019-01, Leases (Topic 842) Codification Improvements, which exempts entities from having to provide the interim disclosures required by ASC 250-10-50-3 in the fiscal year in which an entity adopts the new leases standard. In November 2021, the FASB issued ASU 2021-09, Leases (Topic 842): Discount Rate for Lessees That Are Not Public Business Entities, which allows lessees that are not public business entities to make the ASC 842 risk-free discount rate accounting policy election by class of underlying asset, rather than at the entity-wide level.

A modified retrospective transition approach is required. An entity may adopt the guidance either (1) retrospectively to each prior reporting period presented in the combined financial statements with a cumulative-effect adjustment recognized at the beginning of the earliest comparative period presented or (2) retrospectively at the beginning of the period of adoption through a cumulative-effect adjustment. The Business expects to adopt the guidance retrospectively at the beginning of the period of adoption, January 1, 2022, through a cumulative-effect adjustment.

The new standard provides a number of practical expedients. Upon adoption, the Business expects to elect all the practical expedients available.

The Business is currently evaluating the impact of its pending adoption of the new standard on its combined financial statements.

In January 2017, the FASB issued ASU 2017-04, Intangibles—Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. The ASU simplifies the measurement of goodwill impairment by eliminating the requirement that an entity compute the implied fair value of goodwill based on the fair values of its assets and liabilities to measure impairment. Instead, goodwill impairment will be measured as the difference between the fair value of the reporting unit and the carrying value of the reporting unit. The ASU also clarifies the treatment of the income tax effect of tax deductible goodwill when measuring goodwill impairment loss. ASU 2017-04 will be effective for the Business beginning on January 1, 2023. ASU 2017-04 must be applied prospectively with early adoption permitted. The Business is currently evaluating the impact of the adoption of this guidance on its combined financial statements.

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Notes to Combined Financial Statements

(Amounts in Thousands)

Note 1. Basis of Presentation and Summary of Significant Accounting Policies (Continued)

In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes, which is intended to simplify various aspects related to accounting for income taxes. ASU 2019-12 removes certain exceptions to the general principles in ASC 740 and also clarifies and amends existing guidance to improve consistent application. This ASU is effective for the Business beginning on January 1, 2022. The Business is currently evaluating the impact of this new guidance on its combined financial statements.

Subsequent events: The Business has evaluated subsequent events for recognition and/or disclosure through April 22, 2022, the date the combined financial statements were available to be issued.

Note 2. Inventory

If the first-in, first-out (FIFO) method of inventory valuation had been used for all inventories, inventories would have been $2,210 and $2,128 higher than reported at December 31, 2021 and 2020, respectively. As of December 31, 2021 and 2020, substantially all of TTS’s inventories were on the LIFO method for inventory valuation.

	2021	2020
Inventories on a FIFO basis:
Raw materials	$5,581	$6,432
Finished goods	3,200	2,411

	8,781	8,843
Less allowance to adjust carrying values of inventories to LIFO method	(2,210)	(2,128)

	$6,571	$6,715

At December 31, 2021 and 2020, TTS’s tax basis in LIFO inventories exceeds its book basis in LIFO inventories by $101 and $103, respectively.

Note 3. Accounts Payable and Accrued Expenses

As of December 31, 2021 and 2020, accounts payable and accrued expenses comprised of the following:

	2021	2020
Trade payables	$8,824	$6,379
Accrued rebates	2,830	2,226
Accrued warranty	679	714
Other accrued expenses	651	1,128

	$12,984	$10,447

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Notes to Combined Financial Statements

(Amounts in Thousands)

Note 4. Benefit Plans

Pension plans: TTS’ eligible employees participate in a defined pension plan covering substantially all of its US hourly employees (Hourly Plan). The benefits are based upon years of service and average monthly compensation or, in the case of certain divisions, contractual amounts. Tuthill makes annual contributions to the plans in accordance with Employee Retirement Income Security Act (ERISA) and Internal Revenue Service (IRS) regulations. The Business’ allocation of pension expense (benefit) to the Hourly Plan, were $87 and $(61) for the years ended December 31, 2021 and 2020, respectively, and included in the combined statements of operations within cost of goods sold.

401(k) Plan: TTS’ eligible employees participate in a discretionary defined contribution 401(k) plan. The plan is sponsored by Tuthill and administered by a third party. Tuthill has the right to terminate the plan at any time. The Business’ contributions related to the plan was $368 and $378 for the years ended December 31, 2021 and 2020, respectively, and included in the combined statements of operations within general and administrative expenses.

Note 5. Relationship with Parent and Related Entities

Historically, TTS has been managed and operated in the normal course of business with other affiliates of the Parent. Accordingly, certain shared costs have been allocated to TTS and reflected as expenses in the stand-alone financial statements. Management considers the allocation methodologies used to be reasonable and appropriate reflections of the historical Parent expenses attributable to TTS for purposes of the stand-alone combined financial statements. The expenses reflected in the combined financial statements may not be indicative of expenses that will be incurred by TTS in the future.

Insurance: Tuthill is partially self-insured for health insurance, which is then allocated for TTS’ respective portion. Tuthill maintains stop-loss insurance, which limits exposure to $215k of annual benefits.

General corporate overhead: Tuthill incurs significant corporate costs for support services provided to TTS as well as other Parent entities. These costs include expenses for information systems, accounting, other financial services such as treasury and audit, purchasing, human resources, legal, facilities, engineering, corporate research and development, corporate stewardship, marketing and business analysis support.

Expenses relating to these services have been allocated to TTS and are reflected in the combined financial statements. Where direct assignment is not possible or practical, these costs were allocated using methods based on proportionate formulas involving total costs or other various allocation methods that management believes are consistent and reasonable.

The general allocated corporate expenses, excluding the allocations identified in Note 4 above for the benefit plans, were $13,310 and $12,615 for the years ended December 31, 2021 and 2020, respectively. For the year ended December 31, 2021, $12,867 and $443 was included in the combined statements of operations within general and administrative expenses and selling expenses, respectively. For the year ended December 31, 2020, $12,194 and $421 was included in the combined statements of operations within general and administrative expenses and selling expenses, respectively.

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Notes to Combined Financial Statements

(Amounts in Thousands)

Note 6. Income Taxes

As previously discussed in Note 1, although TTS was historically included in consolidated income tax returns of Parent, TTS’ income taxes are computed and reported herein under the separate return method. Use of the separate return method may result in differences when the sum of the amounts allocated to stand-alone tax provisions are compared with amounts presented in combined financial statements. In that event, the related deferred tax assets and liabilities could be significantly different from those presented herein. Certain tax attributes, which were actually reflected in Parent’s consolidated financial statements may or may not exist at the stand-alone TTS level. TTS combined financial statements do not reflect any amounts due to Parent for income tax related matters as it is assumed that all such amounts due to Parent were settled on December 31st of each year.

Income tax expense for the years ended December 31, 2021 and 2020, consisted of the following:

	2021	2020
Current:
U.S. federal	$3,325	$2,494
State	414	473
Deferred:
United States	38	639
State	68	19

	$3,845	$3,625

The deferred tax assets and liabilities consist of the following components as of December 31, 2021 and 2020:

	2021	2020
Deferred tax assets:
Accrued expenses	$19	$240
Other	169	234

	188	474
Deferred tax liabilities:
Property and equipment	1,513	1,693

	1,513	1,693

Net deferred tax liability	$(1,325)	$(1,219)

The income tax provision differs from the amounts computed by applying the statutory income tax rate for years ended December 21, 2021 and 2020 as follows:

	2021	2020
At statutory rate	$3,858	$3,605
State income taxes	356	329
Permanent differences	(356)	(161)
Other	(13)	(148)

	$3,845	$3,625

Tuthill Transfer Systems

(Carve-out from Tuthill Corporation)

Notes to Combined Financial Statements

(Amounts in Thousands)

Note 7. Commitments and Contingencies

Operating leases: TTS leases its Lenexa warehouse through an operating lease agreement expiring in April 2025. The Business also has various machinery and equipment leases expiring at various times through February 2025. At December 31, 2021, future minimum lease payments were as follows:

Years ended December 31,
2022	$738
2023	540
2024	488
2025	205

$1,971

Rent expense was $738 and $616 for the years ended December 31, 2021 and 2020, respectively.

Legal: The Business is subject to pending and threatened legal actions and proceedings arising in the ordinary course of business. Although the outcome of matters in effect at year-end and through the date of this report cannot presently be determined, management does not expect that the resolution of such matters will have a materially adverse effect on the Business’ financial position or results of operations.